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                                                                    EXHIBIT 23.3

                        CONSENT OF HOULIHAN VALUATION ADVISORS

     We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-1; Commission File No. 333-62793) and related Prospectus of Select Comfort Corporation dated October 29, 1998, and in any amended Prospectus or Registration Statement filed under the Securities Act of 1933.

                                        HOULIHAN VALUATION ADVISORS

                                        /s/ Houlihan Valuation Advisors


Minneapolis, Minnesota
October 28, 1998